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                                                                EXHIBIT 10.14

PAINEWEBBER INCORPORATED PROTOTYPE SIMPLIFIED EMPLOYEE PENSION PLAN WITH CASH OR DEFERRED ARRANGEMENT ADOPTION AGREEMENT (SEP 003)

The Employer named below, by execution of this Adoption Agreement and Application, establishes a Simplified Employee Pension Plan with Cash or Deferred Arrangement and hereby certifies the following information:

1.   NAME OF EMPLOYER:             THIRD QUARTER CORPORATION

2.   EMPLOYER'S BUSINESS ADDRESS:  3750 W 16TH ST, P.0. BOX 22128
                                   INDIANAPOLIS, IN  46222

3.    THE PLAN YEAR shall be (select one):

      [ X ]  the calendar year
      [   ]  the Employer's taxable year which ends ______________________.

4. EFFECTIVE DATE OF PLAN OR AMENDMENT (For new Plans, the effective date of the Plan. For existing Plans, the effective date of the amendment adopting
     the PaineWebber Prototype):        10-1-94
                                    ----------------
                                    (Month/Day/Year)

5.   EMPLOYER'S TAX IDENTIFICATION NUMBER:  35-1846155

6.   ELIGIBILITY REQUIREMENTS:
     Subject to the following age and service requirements and exclusions, the Plan shall cover each Employee (including all employees of controlled groups as described in section 414(b) of the Internal Revenue Code, groups under common control as described in section 414(c) of the Code, and affiliated service groups as described in section 414(m) of the Code, and each employee required to be aggregated under section 414(o) of the Code. The Plan may not be used by an Employer who has any leased employees within the meaning of section 414(n) of the Code. Other restrictions on the use of the Plan are contained in Section 9.7 of the Plan Document.

     (A) AGE AND SERVICE. (If no election is made, the age requirement will be age 21 and the service requirement will be employment in 3 out of the last 5 years.) The Plan shall cover each Employee who:

          [ X ] has attained the age of   18   (not to exceed
                21 years); and

          [ X ] has performed service for the Employer during
                at least   1   (not to exceed three) of the immediately
                preceding 5 years.

     (B) EXCLUDED EMPLOYEES. The following Employees of the Employer shall be excluded from participation if checked:

          [ X ] Each Employee covered by a collective bargaining agreement that meets the requirements of Section 2.4(c) of the Plan.

     (C)  SERVICE WITH PREDECESSOR EMPLOYER.  If the Employer elects,
          Employees who were previously employed by a sole proprietorship, partnership or corporation which engaged in, in whole or in part, the same (or substantially similar) trade or business as the Employer, may have their service with such Predecessor Employer counted toward the Plan's service requirement. (If no election is made, service with a Predecessor Employer shall not be counted.)

          [   ] Service with a Predecessor Employer shall be
                counted toward the Plan's service requirement.

7.   EMPLOYER CONTRIBUTIONS:
     GENERAL. The amount of Employer Contributions to be made to the Plan shall be determined by the Employer, on an annual basis, in accordance with Articles III and X of the Plan.

     (a) [ ] Check here if the Employer elects to have contributions to the Plan integrated with Social Security (see Section 3.2 of the
          Plan). This provision is not available to Employers who maintain an integrated pension, profit sharing, stock bonus or annuity plan at any time during the Plan Year. If the box is not checked, contributions will not be integrated with Social Security.

     (b) Salary Reduction Contributions and other similar contributions described in the second paragraph of Section 1.3 of the Plan:

          [ X ] Will be counted as part of compensation.
          [   ] Will not be counted as part of compensation.

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           If no election is made, such amounts will not be counted as
           Compensation.

8. SALARY REDUCTION CONTRIBUTIONS. Salary Reduction Contributions to the Simplified Employee Pension Plan shall be made in accordance with the following procedures:

     (a) Subject to Section 5.1 of the Plan, elections to the amount of a Participant's Salary Reduction Contributions shall be made as follows (check those that apply):
          [  ]  In whole percentages of a Participant's
                Compensation in each pay period, which percentage shall not exceed _______% (enter a percentage between 1% and 15%) of the Participant's Compensation in the pay period.
          [  ]  In whole dollar amounts of the Participant's
                Compensation in each payroll period, in which the dollar amounts shall not exceed $________ per pay period.
          [  ]  In whole dollar amounts of the Participant's
                Compensation in each payroll period which amount per pay period shall equal the maximum dollar amount permitted under Section 402(g) of the Code divided by the number of pay periods in the year.
          [ ] Salary Reduction Contributions will also be withheld from special pay, such as bonuses.

     (b) Salary Reduction Contributions shall be effective as of the __________ pay period following the receipt by the Employer of the Participant's election.

     (c)  Elections to change or discontinue Salary Reduction
          Contributions will be effective as of the _________ pay period following the receipt by the Employer of the Participant's election.

     (d)  A Participant may change his election as to his Salary.
          Reduction Contributions no more than _________ times during any Plan Year.

     Note: Salary Reduction Contributions are treated as Employer
           Contributions (not Compensation) for purposes of applying Section 8(a) of this Adoption Agreement (see Section 5.1 of the Plan).

9. TOP HEAVY CONTRIBUTIONS. (Check one of the boxes below. If no box is checked, and the Plan is top-heavy in any year, the minimum top-heavy contribution must be made in this plan).

     In the event the Plan is top-heavy (as defined in Article X of the Plan) in any year:
     [  ]  The minimum top-heavy contribution will be made in this Plan.
     [  ]  The minimum top-heavy contribution will be made in the following
           Plan:


           _____________________________________________________________________
           (Enter name of Plan under which the minimum top-heavy contribution will be made.)

10. The Plan Administrator is the Employer. Duties of the Plan Administrator are described in Article VII of the Plan.

     The Employer named below adopts the PaineWebber Simplified Employee Pension Plan and agrees to all terms and conditions of the Plan. The Employer certifies that it has conferred with and acted upon the advice of its legal counsel in adopting this Plan.

     Important: The Employer should notify PaineWebber that this Plan has been adopted. If this is not done, the Employer may not receive information regarding this prototype that is sent to other adopters.

Employer:  THIRD QUARTER CORPORATION        Received by:
           -------------------------------              ------------------------
           (Nature of Company or Business)                  (Branch Manager)


By:   /s/ Care E. Voigt, IV                 Date:
      ------------------------------------       -------------------------------
      (Signature of Authorized Officer,
        Partner. or Sole Proprietor)


Date:  /s/  2/8/95
       -----------------------------------
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